Exhibit 4.3

[FRONT OF STOCK CERTIFICATE]

SEE REVERSE SIDE FOR IMPORTANT NOTICE REGARDING SHARE OWNERSHIP AND
TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION

CERT NO.: _____________________	_________________________ SHARES

CUSIP: 47100L 103

JANOVER INC.

Incorporated under the Laws of the State of Delaware

Common Stock

This is to Certify that ____________________________ is the owner of ________________  (_______ ) fully paid and non-assessable shares of Janover Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated: _______________ , 20___

[Corporate Seal]

Blake E. Janover	Patrick Stinus
President & Chief Executive Officer	Interim Chief Financial Officer & Senior Vice President of Finance

[BACK OF STOCK CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	_________Custodian __________
TEN ENT	— as tenants by the entireties		(Cust) (Minor)
JT TEN	— as joint tenants with right of		under Uniform Gifts to Minors Act
	survivorship and not as tenants		________________________
	in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received               hereby sell, assign and transfer unto

For value received               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________          Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint   ___________________________  Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated   ________________  , 20 _____

In presence of

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.